Noble Corporation plc Fourth Quarter 2024 Earnings Conference Call February 18, 2025

Disclaimer Forward-Looking Statements This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, as amended. All statements other than statements of historical facts included in this communication are forward looking statements. These statements, opinions, forecasts, scenarios and projections relate to, among other things, the long-term objectives of Noble Corporation plc (“Noble” or the “Company”), those regarding future guidance, revenue, adjusted EBITDA, the offshore drilling market and demand fundamentals, realization and timing of integration synergies, capital additions, costs, the benefits or results of acquisitions or dispositions such as the acquisition of Diamond Offshore Drilling, Inc. (the “Diamond Transaction”), free cash flow expectations, capital expenditures, including planned dividends and share repurchases, contract backlog, rig demand, expected future contracts, anticipated contract start dates, major project schedules, dayrates and duration, any asset sales or the retirement of rigs, access to capital, fleet condition and utilization, timing and amount of insurance recoveries and 2025 financial guidance. Forward-looking statements involve risks, uncertainties and assumptions, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. When used in this communication, or in the documents incorporated by reference, the words “guidance,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “on track,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” “achieve,” “shall,” “target,” “will” and similar expressions are intended to be among the statements that identify forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements speak only as of the date of this communication and we undertake no obligation to revise or update any forward-looking statement for any reason, except as required by law. Risks and uncertainties include, but are not limited to, those detailed in Noble’s most recent Annual Report on Form 10-K, Quarterly Reports Form 10-Q and other filings with the U.S. Securities and Exchange Commission, including, but not limited to, risks related to the recently completed Diamond Transaction, including the risk that the benefits of the transaction may not be fully realized or may take longer to realize than expected. We cannot control such risk factors and other uncertainties, and in many cases, we cannot predict the risks and uncertainties that could cause our actual results to differ materially from those indicated by the forward-looking statements. You should consider these risks and uncertainties when you are evaluating us. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend or buyback program will be declared or continued. Non-GAAP Measures This presentation includes certain financial measures that we use to describe the Company's performance that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). The non- GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. The Company defines "Adjusted EBITDA" as net income adjusted for interest expense, net of amounts capitalized; interest income and other, net; income tax benefit (provision); and depreciation and amortization expense, as well as, if applicable, gain (loss) on extinguishment of debt, net; losses on economic impairments; restructuring and similar charges; costs related to mergers and integrations; and certain other infrequent operational events. We believe that the Adjusted EBITDA measure provides greater transparency of our core operating performance. The Company defines net debt as indebtedness minus cash and cash equivalents; free cash flow as net cash provided by (used in) operating activities less capital expenditures net of proceeds from insurance claims; adjusted EBITDA margin as adjusted EBITDA divided by total revenues; and leverage as net debt divided by annualized adjusted EBITDA from the most recently reported quarter. Noble believes these metrics and performance measures are widely used by the investment community and are useful in comparing investments among upstream oil and gas companies in making investment decisions or recommendations. These measures may have differing calculations among companies and investment professionals and a non-GAAP measure should not be considered in isolation or as a substitute for the related GAAP measure or any other measure of a company’s financial or operating performance presented in accordance with GAAP. Please see the Appendix to this communication for more information regarding the non-GAAP measures in this communication. Additionally, due to the forward-looking nature of Adjusted EBITDA and capital expenditures (net of reimbursements), management cannot reliably predict certain of the necessary components of the most directly comparable forward-looking GAAP measure. Accordingly, the company is unable to present a quantitative reconciliation of such forward-looking non-GAAP financial measure to the most directly comparable forward-looking GAAP financial measure without unreasonable effort. 2

Summary Robust Return of Capital Program $50M in Q4 buybacks ($300M in 2024), >6% dividend yield Approximately $525M in New Contracts Since Last Quarter Venturer, Developer, Globetrotter I, Gerry de Souza, Patriot, Innovator, Apex 2025 Outlook: Adjusted EBITDA $1,050M-$1,150M Total Revenues $3,250-$3,450M, capital expenditures (net of reimbursements) $375-$425M Q4 Adjusted EBITDA of $319M Integration progressing well with over 50% of synergies realized on a run-rate basis 3 Fleet Rationalization Planned: Meltem, Scirocco | Completed: 2 legacy Diamond semis

Fourth Quarter Financial Highlights Adjusted EBITDA $319M $291M Capital expenditures, net of insurance proceeds $134M $119M Free cash flow $2M $165M Net debt $1,733M $1,590M Backlog $5.8B $6.2B Liquidity $773M $918M Adjusted EBITDA margin 34% 36% Leverage 1.4x 1.4x 4 Prior quarter figures for Q3 2024 shown below

Current Backlog Stands at $5.8 Billion 2025 2026 2027 2028 Floaters Jackups 55% 35% 9%20% Percentage of available days committed1 Backlog ($B) and Contract Coverage 5 2.4 1.9 1.0 0.5 1) Committed days on total marketed fleet of 38 rigs, excluding two retired rigs, per 2/17/2025 fleet status report 2) 2025 backlog represents remainder of the year, from 2/17/25.

Drillship Fleet Overview


2024
2025
2026
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Noble Faye Kozack (7g dual BOP)
Noble Stanley Lafosse (7g dual BOP)
Noble Valiant (7g dual BOP)
Noble Venturer (7g dual BOP)
Noble Viking (7g)
Noble Voyager (7g dual BOP)
Noble Tom Madden (7g dual BOP)
Noble Sam Croft (7g dual BOP)
Noble Don Taylor (7g dual BOP)
Noble Bob Douglas (7g dual BOP)
Ocean BlackHawk (7g dual BOP)
Ocean BlackHornet (7g dual BOP)
Ocean BlackLion (7g dual BOP)
Noble BlackRhino (7g dual BOP)
Noble Gerry de Souza (6g dual BOP)
Noble Globetrotter I (6g)
Noble Globetrotter II (6g)
As of 2/17/25 fleet status
Firm contract period
Options

Recent Highlights

- Venturer: six wells (est 360 days) with Tullow in Ghana.
- Gerry de Souza: 140 days with Total in Nigeria.
- Globetrotter I: 2 wells plus options in the U.S. Gulf.

6

Semisubmersible Fleet Overview


2024
2025
2026
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Noble Deliverer (6g)
Noble Developer (6g)
Noble Discoverer (6g)
Ocean GreatWhite (HE 6g)
Ocean Courage (6g)
Ocean Apex (5g)
Ocean Endeavor (HE 5g)
Noble Patriot (HE 3g)

As of 2/17/25 fleet status

Firm contract period   Options

Recent Highlights

- Developer: three wells (est 200 days) with Petronas in Suriname plus one-well option. 180 days with Shell in the Americas.
- Apex: min 37 days with Chevron in Australia.

7

Jackup Fleet Overview


2024
2025
2026
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
ULTRA HARSH ENVIRONMENT
Noble Innovator (CJ70)
Noble Integrator (CJ70)
Noble Interceptor (CJ70)
Noble Intrepid (CJ70)
Noble Invincible (CJ70)
HARSH ENVIRONMENT
Noble Reacher (CJ50)
Noble Resilient (CJ50)
Noble Resolute (CJ50)
Noble Resolve (CJ50)
Noble Highlander (JU-2000E)
Noble Tom Prosser (JU-3000N)
Noble Mick O'Brien (JU-3000N)
Noble Regina Allen (JU-3000N)
As of 2/17/25 fleet status
Firm contract period
Options

Recent Highlights

- Innovator: 200 days with bp in U.K. North Sea

8

Financial Overview Quarter End 9/30/2024 Quarter End 12/31/2024 ($ millions) 801927Revenue 291319Adjusted EBITDA 36%34%margin % 6197Net Income 0.400.59Diluted EPS 284136Cash flow from operations 119134Cash paid for capital expenditures, net of proceeds from insurance claims 1652Free cash flow 1,5901,733Net debt 1 1.4x1.4xLeverage 2 918773Liquidity 3 1) Net debt defined as total indebtedness minus cash and cash equivalents. 2) Leverage ratio defined as net debt divided by annualized Adjusted EBITDA for the period. 3) 12/31/24 liquidity includes $247 million cash and cash equivalents plus $525 million RCF availability net of Letters of Credit outstanding Non-GAAP to GAAP reconciliations provided on page 11. 9

Full Year 2025 Guidance Revenue 3,250 – 3,450 Adjusted EBITDA 1,050 – 1,150 Capital Expenditures, net of reimbursements 375 – 425 $ millions 10

Appendix: Reconciliation to GAAP Measures

Reconciliation of Adjusted EBITDA	Three Months Ended		Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2024
Net income (loss)	$ 96,648	$ 61,216	$ 448,353
Income tax (benefit) provision	27,814	31,608	43,981
Interest expense, net of amounts capitalized	39,720	24,951	94,211
Interest income and other, net	6,812	(2,292)	17,438
Depreciation and amortization	141,279	109,879	428,626
Amortization of intangible assets and contract liabilities, net	(13,452)	(3,730)	(60,032)
Merger and integration costs	20,261	69,214	109,424
(Gain) loss on sale of operating assets, net	—	—	(17,357)
Adjusted EBITDA	$ 319,082	$ 290,846	$ 1,064,644
Total revenue	$ 927,341	$ 800,549	$ 3,057,818
Adjusted EBITDA margin	34 %	36 %	35 %

Reconciliation of Free Cash Flow and Capital expenditures net of proceeds from insurance claims	Three Months Ended		Twelve Months Ended
	December 31, 2024	September 30, 2024	December 31, 2024
Net cash provided by (used in) operating activities	$ 136,214	$ 283,781	$ 655,475
Capital expenditures	(140,662)	(127,002)	(575,315)
Proceeds from insurance claims	6,871	7,898	23,297
Free cash flow	$ 2,423	$ 164,677	$ 103,457

Reconciliation of Net Debt	December 31, 2024	December 31, 2023
Long-term debt	$ 1,980,186	$ 586,203
Cash and cash equivalents	247,303	360,794
Net Debt	$ 1,732,883	$ 225,409

11